Exhibit 10.12.10

AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of August 9, 2010 (this “Amendment”) is made among CONN FUNDING II, L.P. (the “Issuer”), CONN APPLIANCES, INC. (“Conn Appliances”), THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation), JPMORGAN CHASE BANK, N.A., JUPITER SECURITIZATION COMPANY LLC (as successor by merger to Park Avenue Receivables Company, LLC) and SUNTRUST ROBINSON HUMPHREY, INC.  Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002, as amended from time to time, between the Issuer and the Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association), as Trustee (the “Trustee”) or, if not defined therein, in that certain Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007, as amended from time to time, between the Issuer and the Trustee.

Background

A.  The parties hereto have entered into the Second Amended and Restated Note Purchase Agreement, dated as of August 14, 2008, among the parties hereto (as amended, supplemented or otherwise modified through the date hereof, the “Note Purchase Agreement”) to finance the purchase of Receivables by the Issuer from Conn Appliances.

B.  The parties hereto wish to amend the Note Purchase Agreement.

C.  The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

Agreement

1.  Amendments to the Note Purchase Agreement.

(a)           The definition of “Tranche B Purchase Expiration Date” set forth in Section 1.1 of the Note Purchase Agreement is hereby amended by deleting the date “August 9, 2010” where it appears therein and substituting the date “August 8, 2011” therefor.

(b)           Section 10.5 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

SECTION 10.5            Confidentiality.  Unless otherwise consented to by the Administrator and the Funding Agent, each of the Issuer and the Seller hereby agrees that it will not disclose the contents of any Transaction Document, or any other confidential or proprietary information furnished by the Administrator, the Funding Agent, the Committed Purchaser or any Conduit Purchaser to any Person other than its Affiliates (which Affiliates shall have executed an agreement satisfactory in form and in substance to the Administrator and the Funding Agent to be bound by this Section 10.5) auditors and attorneys or as required by applicable law.  Each of the Administrator, the Funding Agent, the Committed Purchaser and each Conduit Purchaser hereby agrees to maintain the confidentiality of the contents of any confidential or proprietary information furnished by the Seller, the Servicer or the Seller, except that any such information may be disclosed (a) to its and its respective Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Note Purchase Agreement, (e) to the extent necessary to exercise any remedies hereunder or any suit, action or proceeding relating to this Note Purchase Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.5, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Note Purchase Agreement, (g) by the Administrator, the Funding Agent, the Committed Purchaser or any Conduit Purchaser to any rating agency, provider of credit enhancement or liquidity to any Conduit Purchaser or any Person providing financing to, or holding equity interests in, any Conduit Purchaser, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, (h)  by the Committed Purchaser, any Conduit Purchaser, the Administrator or the Funding Agent, to a nationally recognized statistical rating organization in compliance with Rule 17g-5 under the Securities Exchange Act of 1934 (or to any other rating agency in compliance with any similar rule or regulation in any relevant jurisdiction), (i) with the consent of the Seller, the Issuer or Servicer, as applicable, or (j) to the extent such information (A) becomes publicly available other than as a result of a breach of this Section 10.5 or (B) becomes available to the Administrator, the Funding Agent, the Committed Purchaser or any Conduit Purchaser on a nonconfidential basis from a source other than the Seller, the Issuer or the Servicer or any of its respective Affiliates; provided, however, that the Administrator, the Funding Agent, the Committed Purchaser and each Conduit Purchaser may disclose the contents of any Transaction Document (other than any Fee Letter) to any Person. Any Person required to maintain the confidentiality of any information as provided in this Section 10.5 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such confidential information as such Person would accord to its own confidential information.

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(c)           All references in the Note Purchase Agreement to “Park Avenue ReceivablesCompany, LLC” are hereby deleted where they appear therein and“JupiterSecuritization Company, LLC” is substituted therefor.

(d)           All references in the Note Purchase Agreement to “PARCO” are hereby deletedwhere they appear therein and “Jupiter” is substituted therefor.

2.  Representations and Warranties; No Default.  (a)  Each of the Issuer and Conn Appliances, as Seller and as Servicer, hereby represents and warrants that, after giving effect to this Amendment:

(i)           no event or condition has occurred and is continuing which would constitute a Event of Default, Pay Out Event, Servicer Default or Block Event; and

(ii)           its representations and warranties set forth in the Note Purchase Agreement (as amended hereby) and the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

(b) The Administrator, on behalf of Three Pillars, and the Funding Agent, on behalf of Jupiter and the Committed Purchaser, hereby represent and warrant that together they own 100% of the Notes.

3.  Effectiveness; Binding Effect; Ratification. This Amendment shall become effective, as of the date first set forth above upon receipt by the Administrator of (i) executed counterparts hereof from each of the parties hereto and (ii) such other opinions, agreements, instruments and other documents as the Administrator or the Funding Agent may reasonably request, and thereafter this Amendment shall be binding on the parties hereto and their respective successors and assigns.

(a)           On and after the execution and delivery hereof, this Amendment shall be a part of the Note Purchase Agreement and each reference in the Note Purchase Agreement to “this Note Purchase Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Note Purchase Agreement shall mean and be a reference to such Note Purchase Agreement as amended hereby.

(b)           Except as expressly amended hereby, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

4.  Waivers.

(a)           The parties hereto hereby waive (i) the requirement that the Administrator and Funding Agent provide a written response to the Issuer’s request to extend the Purchase Expiration Date within 45 days after their receipt of such request solely with respect to the extension request from the Issuer dated May 17, 2010 (the “Extension Request Letter”) and (ii) the requirements of Section 2.4 of the Note Purchase Agreement requiring that documentation extending the Tranche B Purchase Expiration Date be entered into three Business Days prior to the occurrence thereof.

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(b)           The Issuer hereby revokes its instruction set forth in its letter dated August 3, 2010 that Three Pillars and the Committed Purchaser establish Term Accounts and make their respective Term Deposits into such Term Accounts on August 9, 2010.

5.  Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.  EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)           All reasonable costs and expenses incurred by the Conduit Purchasers, the Administrator, the Funding Agent and the Committed Purchaser in connection with this Amendment and all other instruments, opinions, documents, certificates, notices and agreements executed in connection therewith (including reasonable attorneys’ costs) shall be paid by the Issuer.

(c)           Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(d)           This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONN FUNDING II, L.P., as Issuer

By: Conn Funding II GP, L.L.C., its general partner

By: /s/ David R. Atnip
Name: David R. Atnip
Title: Treasurer

CONN APPLIANCES, INC., as Seller and as Servicer

By: /s/ Michael J. Poppe
Name: Michael J. Poppe
Title: CFO and Executive Vice President

THREE PILLARS FUNDING LLC,
as a Conduit Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice-President

SUNTRUST ROBINSON HUMPHREY, INC.,
as Administrator

By: /s/ Joseph R. Franke
Name: Joseph R. Franke
Title: Director

JPMORGAN CHASE BANK, N.A., as Committed
Purchaser and Funding Agent

By: /s/ Benita Volid
Name: Benita Volid
Title: Vice-President

JUPITER SECURITIZATION COMPANY LLC,
as a Conduit Purchaser

By: JPMorgan Chase Bank, N.A.,
its attorney-in-fact

By: /s/ Benita Volid
Name: Benita Volid
Title: Vice President